UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-21696              22-3106987
 (State or other jurisdiction      (Commission           (I.R.S. Employer
     of incorporation)             File Number)       Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 4, 2005, the Compensation Committee (the "Committee") of the Board of Directors of ARIAD Pharmaceuticals, Inc. (the "Company") approved the awards of
(1) options to purchase shares of the Company's common stock under the terms of the Company's 2001 Stock Plan, and (2) deferred bonuses under the terms of the Company's 2005 Executive Compensation Plan (the "2005 Plan"), to certain management personnel, including the executive officers noted in the following table.

 -------------------------------------------------------------------------- ------------------ -------------------
                                   Name                                      Number of Stock    Deferred Bonuses
                                                                                 Options
 -------------------------------------------------------------------------- ------------------ -------------------
 Harvey J. Berger, M.D.
 Chairman of the Board of Directors, Chief Executive Officer and President       150,000               --
 -------------------------------------------------------------------------- ------------------ -------------------
 Laurie A. Allen, Esq.
 Senior Vice President, Legal and Business Development,
 Chief Legal Officer and Secretary                                                60,000             $110,000
 -------------------------------------------------------------------------- ------------------ -------------------
 Camille L. Bedrosian, M.D.
 Vice President, Chief Medical Officer                                            70,000             $110,000
 -------------------------------------------------------------------------- ------------------ -------------------
 David L. Berstein, Esq.
 Senior Vice President, Chief Patent Counsel                                      60,000             $110,000
 -------------------------------------------------------------------------- ------------------ -------------------
 Timothy P. Clackson, Ph.D.
 Senior Vice President, Chief Scientific Officer                                  57,500             $100,000
 -------------------------------------------------------------------------- ------------------ -------------------
 Edward M. Fitzgerald
 Senior Vice President, Finance and Corporate Operations,
 Chief Financial Officer and Treasurer                                            60,000             $110,000
 -------------------------------------------------------------------------- ------------------ -------------------
 John D. Iuliucci, Ph.D.
 Senior Vice President, Chief Development Officer                                 70,000             $115,000
 -------------------------------------------------------------------------- ------------------ -------------------

The stock options have a term of ten years and vest 25% annually over four years. The exercise price is $7.56, equal to the closing price of the common stock of the Company on October 4, 2005.

The deferred bonus awards will vest 25% annually over four years and will be payable in installments on the fourth anniversary and fifth anniversary of the date of the grant, subject to later payment at the executive's election. Vesting and payment are subject to termination, distribution and forfeiture provisions as set forth in the 2005 Plan.

On October 4, 2005, the Committee extended the term of employment under the Company's Employment Agreements with Ms. Allen, Dr. Bedrosian, Mr. Berstein, Dr. Clackson, Mr. Fitzgerald and Dr. Iuliucci from December 31, 2006 (December 31, 2005 in the case of Dr. Bedrosian) to December 31, 2008. The term of employment is thereafter subject to automatic renewal for successive one-year terms absent notice to the contrary by either party. The provisions of these Employment Agreements otherwise remain the same.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ARIAD Pharmaceuticals, Inc.



                            By:   /s/ Edward M. Fitzgerald
                               -------------------------------------------------
                                  Edward M. Fitzgerald
                                  Senior Vice President, Finance and Corporate
                                  Operations, Chief Financial Officer


Date:    October 10, 2005


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